UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2011

SG BLOCKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22563	95-4463937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Madison Avenue, Suite 16C NY, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 747-2423

CDSI HOLDINGS INC., 100 S.E. Second Street, Miami, Florida, 33131
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in the Current Report on Form 8-K filed by the Company on August 2, 2011 with the Securities and Exchange Commission (the “SEC”), CDSI Holdings Inc., a Delaware corporation (now known as SG Blocks, Inc.) (“CDSI” or the “Company”) entered into a Merger Agreement and Plan of Reorganization, as amended (the “Merger Agreement”) by and among CDSI, CDSI Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of CDSI (“Merger Sub”), SG Blocks, Inc., a Delaware corporation (n.k.a SG Building Blocks, Inc.) (“SG Building”), and certain stockholders of SG Building.

As reported in the Current Report on Form 8-K filed by the Company on November 10, 2011 (the “Original 8-K”), Merger Sub merged with and into SG Building on November 4, 2011, with SG Building surviving the Merger and becoming a wholly-owned subsidiary and principal operating business of CDSI (the “Merger”).  Upon consummation of the Merger, SG Building changed its name to SG Building Blocks, Inc.

This Current Report on Form 8-K/A is being filed to: (a) correct the beneficial ownership table information and related footnotes thereto included in the Original 8-K, (b) supplement the Original 8-K by providing an updated Management's Discussion and Analysis of Financial Condition and Results of Operations for the nine month period ended September 30, 2011 (the “Third Fiscal Quarter”), (c) supplement the Original 8-K by providing the financial statements required by Item 9.01(a) of the Original 8-K  for the Third Fiscal Quarter in the form of an updated Exhibit 99.01, (d) supplement the Original 8-K by providing pro-forma financial statements required by Item 9.01(b) of the Original 8-K for the Third Fiscal Quarter in the form of an updated Exhibit 99.02, and (e) correct the Original 8-K by attaching the correct Consulting Agreement, dated November 7, 2011 between SG Blocks, Inc., BAW Holdings Corp. and BrianWasserman as Exhibit 10.6.

Except as described above, there are no other changes or modifications to the Original 8-K.

Item 2.01	Completion of Acquisition of Disposition of Assets.

FORWARD-LOOKING STATEMENTS

This “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as well as other portions of this Current Report on Form 8-K contain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve a number of assumptions, risks, and uncertainties that could cause the actual results of the Company and SG Building to differ materially from those matters expressed in or implied by such forward-looking statements. They involve known and unknown risks, uncertainties, and other factors, which are in some cases beyond the control of the Company and SG Building. No forward-looking statement can be guaranteed and actual future results may vary materially. The actual results of the Company and SG Building could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including without limitation, changes in funds budgeted by Federal, state and local governments, the availability and timely delivery of key raw materials, components and chassis, changes in competition, various inventory risks due to changes in market conditions, changes in product demand, substantial dependence on third parties for product quality, interest rate fluctuations, adequate direct labor pools, development of new products, changes in tax and other governmental rules and regulations applicable to the Company, reliability and timely fulfillment of orders and other risks indicated in the Company’s filing with the SEC. Additional information regarding these risk factors and uncertainties is described more fully in the Company’s SEC filings. A copy of all filings may be obtained from the SEC’s EDGAR web site, www.sec.gov, or by contacting the Chief Administrative Officer at the Company’s headquarters or by telephone 646-747-2423.

SG BUILDING’S MANAGEMENT’S DISCUSSION AND

ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Introduction and Certain Cautionary Statements

The following discussion and analysis of our financial condition and results of operations is intended to assist in the understanding and assessment of significant changes and trends related to the results of operations and financial position of SG Building.  This discussion should be read in conjunction with the other sections of this Current Report on Form 8-K, including the sections titled “Risk Factors” and “Business,” the Company's Pro-forma Financial Statements and SG Building’s Financial Statements attached hereto.

The statements in this information statement may contain forward-looking statements relating to such matters as anticipated future financial performance, business prospects, legislative developments and similar matters. See “Forward-Looking Statements.” The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, we note that a variety of factors could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements such as intensified competition and/or operating problems in its operating business projects and their impact on revenues and profit margins or additional factors.  In addition, the information presented below is based on unaudited financial information.  There can be no assurance that there will not be changes to this information once audited financial information is available.

General

SG Building is a Delaware corporation, which offers the construction industry a safer, greener, faster, longer lasting and more economical alternative to conventional construction methods. SG Building redesigns, repurposes, and converts heavy-gauge steel cargo shipping containers into safe green building blocks for commercial, industrial, and residential building construction.

On July 27, 2011, the Company entered into the Merger Agreement by and among Merger Sub, a Delaware corporation and a wholly-owned subsidiary of the Company, SG Building, a Delaware corporation (known as SG Blocks, Inc. prior to the Merger), and certain stockholders of SG Building. The Merger Agreement provides for the Merger of Merger Sub with and into SG Building, with SG Building surviving the Merger and becoming a wholly-owned subsidiary of the Company. Upon consummation of the Merger, SG Building became the principal operating business of the Company and the Company was renamed SG Blocks, Inc.

SG Building is a provider of code engineered cargo shipping containers that it modifies and delivers to meet the growing demand for safe and green construction. Rather than consuming new steel and lumber, SG Building capitalizes on the structural engineering and design parameters a shipping container must meet and repurposes them for use in building.

The following summaries of the Merger and related transactions, the Merger Agreement and the other agreements entered into by the parties are qualified in their entirety by reference to the text of the agreements, certain of which are attached as exhibits hereto and are incorporated herein by reference.

Upon consummation of the Merger, the holders of common stock of SG Building received an aggregate of 36,050,764 shares of the Company’s Common Stock. Additionally, Ladenburg received in the Merger 408,750 shares of the Company’s Common Stock. Upon consummation of the Merger, all outstanding SG Building warrants were cancelled and substituted with Company warrants of similar tenor to purchase an aggregate of 1,145,510 shares of the Company’s Common Stock.

The Merger was a reverse merger that will be accounted for as a recapitalization of SG Building.

Results of Operations

Year Ended December 31, 2010 Compared to the Year Ended December 31, 2009:

Year Ended December 31

	2010	2009	Change
Loss from operations	(933,858)	(218,137)	(715,721)
Other expenses:	(313,786)	(80,982)	(232,804)
Net Loss	(1,247,644)	(299,119)	(948,525)

Revenue

Revenue for the year ended December 31, 2010 was $1,916,565 compared to $478,340 for the year ended December 31, 2009. This increase of $1,438,225 results from significantly increased block “green steel” sales to a single customer (2010 sales of approximately $990,000 vs 2009 sales of approximately 285,000)  and an increase in new engineering and project management jobs during 2010.

Cost of Revenue and Gross Profit

Cost of revenue increased by $1,049,466 to $1,339,159 for the year ended December 31, 2010 from $289,693 for the year ended December 31, 2009. The increase in cost of revenue results from an increase in sales offset by a decrease in the gross profit percentage.  Gross profit increased to $577,406 for the year ended December 31, 2010 from a gross profit of $188,647 for the year ended December 31, 2009.  The gross profit percentage was 30.1% for the year ended December 31, 2010 as compared to a gross profit percentage of 39.4% for the year ended December 31, 2009.  This decrease in gross profit percentage results from a decrease in gross profit percent in engineering (from 58.9% in 2009 to 42.4% in  2010) and project management (from 49.1% in 2009 to 20.1 % in 2010) projects offset by an increase in the gross profit percent in block “green steel” sales (from 29.6% in 2009 to 32.5% in 2010). The decrease in gross profit percentage for engineering and project management projects resulted from jobs which were priced below our normal margin in order to obtain product acceptance and building approvals.

Payroll and Related Expense

Payroll and related expense for the year ended December 31, 2010 was $963,075 compared to $172,537 for the year ended December 31, 2009. The increase of $790,538 results from an increase in sales, marketing and administrative personnel.

Other Operating Expenses

Other operating expense for the year ended December 31, 2010 was $548,189 compared to $234,247 for the year ended December 31, 2009. The increase of $313,942 results from an increase of approximately (i) $81,000 in consulting and professional fees, (ii) $65,000 in marketing costs, (iii) $25,000 in travel and entertainment expenses,  (iv) 64,000 in insurance costs and (v) $78,000 other general and administrative expenses.

Interest Expense

Interest expense for the year ended December 31, 2010 was $ 396,155 compared to $81,083 for the year ended December 31, 2009. This increase results from the beneficial conversion feature embedded in the convertible notes and related debt discount and contractual interest on increased borrowings.

Other income (expense)

During 2010 there was other income recognized from a cancellation of trade liabilities and accrued interest of $73,057 while there were no such debt cancellations during 2009.  Additionally in 2010 there was other income of $9,275 recognized due to a change in fair value of derivative conversion option liabilities.

Income Tax Provision

A 100% valuation allowance was provided against the deferred tax asset consisting of available net operating loss carry forwards and accordingly no income tax benefit was provided.

Nine Months Ended September 30, 2011 Compared to the Nine Months ended September 30, 2010:

Nine months ended September 30

	2011	2010	Change
Loss from operations	(1,146,722)	(491,255)	(655,467)
Other income (expenses):	10,171	(95,096)	105,267
Net Loss	(1,136,551)	(586,351)	(550,200)

Revenue

Revenue for the nine months ended September 30, 2011 was $2,821,613 compared to $1,538,013 for the nine months ended September 30, 2010. This increase of $1,283,600 results from an increase of $1,799,728 in block “green steel” sales reduced by $516,128 of lower sales in engineering and project management jobs.

Cost of Revenue and Gross Profit

Cost of revenue increased by $1,369,077 to $2,417,082 for the nine months ended September 30, 2011 from $1,048,005 for the nine months ended September 30, 2010. The increase in cost of revenue results from an increase in sales offset by a decrease in the gross profit percentage.  Gross profit decreased to $404,531 for the nine months ended September 30, 2011 from a gross profit of $490,008 for the nine months ended September 30, 2010.  The gross profit percentage was 14.3% for the nine months ended September 30, 2011 as compared to a gross profit percentage of 31.9% for the nine months ended September 30, 2010.  This decrease in gross profit percentage results from a decrease in the gross profit percent in block “green steel” sales (from 33.5% during the period in 2010 compared to 13.3% during the period in 2011) offset by an increase in gross profit percent in project management (from 25.6% during the period in 2010 to 44.4% during the period in 2011) and engineering (from 45.2% during the period in 2010 to 68.7% during the period in 2011). The decrease in the gross profit percentage for block “green steel”  sales was partially the result of the Company bidding projects with lower than usual gross profit margins in order to achieve regulatory approvals and establish market share and proof of concept in certain product  classes. The Company intends to leverage these initial projects to successfully execute similar projects at  higher gross margin percentages. The decrease in gross profit percentage also resulted from an increase in  commodities costs related to containers used in production.

Payroll and Related Expense

Payroll and related expense was relatively unchanged for the nine months ended September 30, 2011 ($697,305) compared to compensation expense for the nine months ended September 30, 2010 ($704,207).

Other Operating Expenses

Other operating expense for the nine months ended September 30, 2011 was $853,948 compared to $277,056 for the nine months ended September 30, 2010. The increase of $576,892 results from an increase of approximately (i) $326,000 in consulting and professional fees, (ii) $97,000 in marketing costs, (iii) $70,000 in travel and entertainment expenses, and (iv) $84,000 of general and administrative expenses. Operating expenses partially increased by approximately $125,000 due to non-recurring legal and accounting fees associated with the Merger.

Interest Expense

Interest expense for the nine months ended September 30, 2011 was $2,520 compared to $146,388 for the nine months ended September 30, 2010. This decrease results from the maturity and payment or conversion of outstanding interest bearing debts.

Other income (expense)

During the nine months ended September 30, 2011 and September 30, 2010 there was other income recognized from (1) cancellation of trade liabilities and unpaid interest of $61,733 and $41,982, respectively and (2) a change in the fair value of the derivative liability of $49,111 and ($9,275), respectively.

Income Tax Provision

A 100% valuation allowance was provided against the deferred tax asset consisting of available net operating loss carry forwards and accordingly no income tax benefit was provided.

Impact of Inflation

The impact of inflation upon SG Building’s revenue and income/(loss) from continuing operations during each of the past two fiscal years has not been material to its financial position or results of operations for those years because SG Building does not maintain any inventories whose costs are affected by inflation.

Liquidity and Capital Resources

Since SG Building’s inception in 2008, SG Building has generated losses from operations and it anticipates that it will continue to generate losses from operations for the foreseeable future. As of December 31, 2010 and December 31, 2009, SG Building’s stockholders’ equity/(deficit) was approximately $440,200 and ($1,191,200), respectively. SG Building’s net loss from operations for the years ended December 31, 2010 and 2009 was $933,858 and $218,137, respectively. Net cash used in operating activities was $646,267 and $804,405 for the years ended December 31, 2010 and December 31, 2009, respectively. Operations since inception have been funded with the proceeds from equity and debt financings and sales activity. As of December 31, 2010, we had cash and cash equivalents of $1,038,661. We anticipate that our existing capital resources will enable us to continue operations through at least October 1, 2012.

SG Building incurred a net loss of $1,247,644 for the year ended December 31, 2010. SG Building’s cash balance as of December 31, 2010 was $1,038,661 and SG Building had working capital as of that date of $435,793.

Since inception, SG Building has funded its operations and working capital needs primarily with proceeds from equity and debt financings and sales activity. During 2009, SG Building generated net cash proceeds of $1,027,858 from the issuance of notes payable and capital contributions. During 2009, SG Building repaid  $124,834 of outstanding notes payable. During 2010, SG Building generated net cash proceeds of $2,739,797 from the issuance of notes payable and issuance of common stock. During 2010, SG Building repaid $999,224 of outstanding notes payable. Also, from January 1, 2011 to June 30, 2011 SG Building generated net cash proceeds of $1,200,000 from the issuance of common stock.

Based on the recent progress SG Building made in the execution of its business plan, SG Building believes that its currently available cash, which includes funds it expects to generate from operations, will enable it to operate its business through at least October 1, 2012. However, SG Building will require additional capital in order to execute the longer term aspects of its business plan. If SG Building is unable to raise additional capital or encounter unforeseen circumstances that place constraints on its capital resources, SG Building will be required to take various measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing its business development activities or suspending the pursuit of its business plan. SG Building cannot provide any assurance that it will raise additional capital. SG Building has not secured any commitments for new financing at this time, nor can it provide any assurance that new financing will be available to it on acceptable terms, if at all.

Off–Balance Sheet Arrangements

As of December, 2010 and June 30, 2011, SG Building had no material off-balance sheet arrangements other than operating leases.

In the ordinary course of business, SG Building enters into agreements with third parties that include indemnification provisions which, in its judgment, are normal and customary for companies in its industry sector. These agreements are typically with consultants and certain vendors. Pursuant to these agreements, SG Building generally agrees to indemnify, hold harmless, and reimburse indemnified parties for losses suffered or incurred by the indemnified parties with respect to actions taken or omitted by SG Building. The maximum potential amount of future payments SG Building could be required to make under these indemnification provisions is unlimited. SG Building has not incurred material costs to defend lawsuits or settle claims related to these indemnification provisions. As a result, the estimated fair value of liabilities relating to these provisions is minimal. Accordingly, SG Building has no liabilities recorded for these provisions as of December 31, 2010.

Critical Accounting Estimates and New Accounting Pronouncements

Critical Accounting Estimates

The preparation of financial statements in accordance with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts and related disclosures in the financial statements. Management considers an accounting estimate to be critical if it requires assumptions to be made that were uncertain at the time the estimate was made, and changes in the estimate or different estimates that could have been selected could have a material impact on our consolidated results of operations or financial condition.

Share-Based Payments. SG Building adopted authoritative accounting guidance which establishes standards for share-based transactions in which we receive employee's services in exchange for equity instruments, such as common stock. These authoritative accounting standards require that we expense the fair value of stock options and similar awards, as measured on the awards' grant date.

SG Building estimates the value of stock awards using valuation models developed by the Company. The determination of the fair value of share-based payment awards on the date of grant is affected by our stock price as determined by the valuation model and the assumptions used regarding a number of complex and subjective variables.

If factors change and SG Building employs different assumptions in the application of the relevant accounting guidance in future periods, the compensation expense that it records may differ significantly from what it has recorded in the current period. There is a high degree of subjectivity involved when determining the fair value of our stock to estimate share-based compensation. Consequently, there is a risk that SG Building’s estimates of the fair values of its share-based compensation awards on the grant dates may bear little resemblance to the actual values realized upon the exercise, expiration, early termination or forfeiture of those share-based payments. Employee stock grants may be forfeited as worthless or otherwise result in zero value as compared to the fair values originally estimated on the grant date and reported in SG Building’s financial statements. Alternatively, value may be realized from these instruments that are significantly in excess of the fair values originally estimated on the grant date and reported in SG Building’s financial statements.

Derivative Instruments. Since inception, SG Building has issued warrants to purchase its common stock and convertible notes. In accordance with current accounting guidelines, SG Building has treated these derivative financial instruments as liabilities on its balance sheet, measured at fair value at issuance date, and re-measured at fair value on each reporting date. SG Building records changes in the fair value of these derivative liabilities in income or loss on each balance sheet date. SG Building uses both a Black-Scholes option and lattice pricing model, which uses the underlying price of its common stock as one of the inputs to determine the fair value at issuance date and at each subsequent reporting period. As a result, the fair value of the derivative instruments is impacted by changes in the market price of its common stock. The market price of its common stock can be volatile and is subject to factors beyond SG Building’s control. These factors include, but are not limited to, trends in the industry in which SG Building operates, the market of OTC Bulletin Board quoted stocks in general and sales of SG Building’s common stock. As a result, the value of its common stock may change from measurement date to measurement date, thereby resulting in fluctuations in the fair value of the derivative instruments, which can materially impact its operating results.

Revenue Recognition. SG Building accounts for its long-term contracts associated with the design, engineering, manufacture and project management of building projects and related services, using the percentage-of-completion accounting method. Under this method, revenue is recognized based on the extent of progress towards completion of the long-term contract.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance. General and administrative costs, marketing and business development expenses and pre-project expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. An amount equal to contract costs attributable to claims is included in revenue when realization is probable and the amount can be reliably estimated.

The asset, “Costs and estimated earnings in excess of billing on uncompleted contracts,” represents revenue recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billing in excess of revenue recognized.

SG Building offers a one-year warranty on completed contracts. SG Building has not incurred any losses to date and nor does it anticipate incurring any losses for warranties that are currently outstanding.  Accordingly no warranty reserve is considered necessary for any of the periods presented.

SG Building also supplies repurposed containers to its customers. In these cases, SG Building serves as a supplier to its customers for standard and made to order products that it sells at fixed prices. Revenue from these contracts is generally recognized when the products have been delivered to the customer, accepted by the customer and collection is reasonably assured. Revenue is recognized upon completion of the following: an order for product is received from a customer; written approval for the payment schedule is received from the customer and the corresponding required deposit or payments are received; a common carrier signs documentation accepting responsibility for the unit as agent for the customer; and the unit is delivered to the customer’s shipping point.

Amounts billed to customers in a sales transaction for shipping and handling are classified as revenue. Products sold are generally paid for based on schedules provided for in each individual customer contract including upfront deposits and progress payments as products are being manufactured.

Funds received in advance of meeting the criteria for revenue recognition are deferred and are recorded as revenue when they are earned.

New Accounting Pronouncements

In January 2010, FASB issued ASU No. 2010-06 – Improving Disclosures about Fair Value Measurements. This update provides amendments to Subtopic 820-10 that requires new disclosure as follows: 1) Transfers in and out of Levels 1 and 2 fair value measurements. A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. 2) Activity in Level 3 fair value measurements. In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). This update provides amendments to Subtopic 820-10 that clarifies existing disclosures as follows: 1) Level of disaggregation. A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. A reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities. 2) Disclosures about inputs and valuation techniques. A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The adoption of this guidance did not have a material impact on SG Building’s consolidated financial statements.

In February 2010, FASB issued ASU No. 2010-9 –Amendments to Certain Recognition and Disclosure Requirements. This update addresses certain implementation issues related to an entity’s requirement to perform and disclose subsequent-events procedures and removes the requirement that public companies disclose the date of their financial statements in both issued and revised financial statements. According to the FASB, the revised statements include those that have been changed to correct an error or conform to a retrospective application of U.S. GAAP. The adoption of this ASU did not have a material impact on SG Building’s consolidated financial statements.

In March 2010, FASB issued ASU No. 2010-11 –Scope Exception Related to Embedded Credit Derivatives. Embedded credit-derivative features related only to the transfer of credit risk in the form of subordination of one financial instrument to another are not subject to potential bifurcation and separate accounting as clarified by recently issued FASB guidance. Other embedded credit-derivative features are required to be analyzed to determine whether they must be accounted for separately. This update provides guidance on whether embedded credit-derivative features in financial instruments issued by structures such as collateralized debt obligations (CDOs) and synthetic CDOs are subject to bifurcation and separate accounting. The guidance is effective at the beginning of a company’s first fiscal quarter beginning after June 15, 2010. We do not expect the adoption of this ASU to have a material impact on SG Building’s consolidated financial statements.

In April 2010, the FASB issued ASU No. 2010-13, Compensation – Stock Compensation: Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades. ASU 2010-13 clarifies that a share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, such an award should not be classified as a liability if it otherwise qualifies as equity. ASU 2010-13 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010, with early adoption permitted. SG Building is currently evaluating the potential impact of this standard.

In May 2011, FASB issued ASU No. 2011-04, “Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU addresses fair value measurement and disclosure requirements within Accounting Standards Codification Topic 820 for the purpose of providing consistency and common meaning between U.S. GAAP and IFRSs. Generally, this ASU is not intended to change the application of the requirements in Topic 820. Rather, this ASU primarily changes the wording to describe many of the requirements in U.S. GAAP for measuring fair value or for disclosing information about fair value measurements. This ASU is effective for periods beginning after December 15, 2011. It is not expected to have any material impact on SG Building’s s consolidated financial statements or disclosures.

Related Party Transactions

ConGlobal Industries, Inc. is a minority stockholder of SG Building and provides containers and labor on domestic projects.  SG Building recognized Cost of Goods Sold of $845,692, $254,251 and $2,164,719, for services ConGlobal Industries, Inc. rendered during the years ended December 31, 2010 and 2009 and for the nine months ended September 30, 2011, respectively. For the year ended December 31, 2010 and for the nine months ended September 30, 2011, $36,622 and $1,750, respectively, of such expenses are included in accounts payable and accrued expenses in the accompanying balance sheet.

The Lawrence Group is a minority stockholder of SG Building and is a building design, development and project delivery firm. SG Building recognized Pre-project Expenses of $5,483 and $7,527 for consulting services The Lawrence Group rendered during the years ended December 31, 2010 and 2009, respectively. For the years ended December 31, 2010 and 2009 and for the nine months ended September 30, 2011, $103,782, $98,300, and $103,782, respectively, of such expenses are included in accounts payable and accrued expenses in the accompanying balance sheets.

SG Building has accrued certain reimbursable expenses of owners of the Company. Such expenses amounted to $47,363, $35,226 and $0, for the years ended December 31, 2010 and 2009 and for the nine months ended September 30, 2011, respectively.

Quantitative and Qualitative Disclosures About Market Risk.

Not applicable.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned as of November 9, 2011 by (i) those persons or groups known to beneficially own more than 5% of the Company’s Common Stock, (ii) each current director and executive officer of the Company and (iii) all executive officers and directors as a group.  The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated below, the stockholders listed possess sole voting and investment power with respect to their shares.  Except as otherwise indicated in the table below, the business address of each individual or entity is 400 Madison Avenue, Suite 16C NY, New York, 10017.

Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)

Directors and Named Executive Officers:

Paul Galvin(3)(4)(11)	3,991,459	9.8%
Joseph Tacopina(3)(4)(12)	2,674,793	6.7%
Stevan Armstrong(3)(5)(13)	3,443,932	8.6%
J. Scott Magrane(3)(6)(14)	401,970	1.0%
Christopher Melton(3)(7)(15)	215,742	*
J. Bryant Kirkland III (8)(9)(16)(20)	26,428	*
Richard J. Lampen (8)(9)(10)(17)	1,469,999	3.7%
Brian Wasserman(3)(18)	333,334	*
Jennifer Strumingher (3)(7)(19)	100,000	*
All executive officers and directors as a group (9 persons)	9,999,530	24%

*	Less than 1%.

(1)
Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes options and warrants to purchase shares of Common Stock exercisable within sixty (60) days.  Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)	Based on 39,729,514 shares of Common Stock outstanding on November 9, 2011.

(3)
Paul Galvin, Joseph Tacopina, Stevan Armstrong, J. Scott Magrane and Christopher Melton were appointed as directors upon consummation of the Merger on November 4, 2011. Additionally, Mr. Galvin was appointed as Chief Executive Officer, Mr. Armstrong was appointed as President and Chief Operating Officer, Brian Wasserman was appointed as Chief Financial Officer and Ms. Strumingher was appointed as Chief Administrative Officer, all upon consummation of the Merger on November 4, 2011.

(4)
Includes 2,658,127 shares held by Tag Partners, LLC (“TAG”), an investment partnership formed for the purpose of investing in SG Building (other partners include employees of SG Building). Paul Galvin and Joseph Tacopina are managing members of, and have a controlling interest in, TAG. Each of Messrs. Galvin and Tacopina may be deemed to beneficially own the shares of Common Stock owned by TAG. Each of Messrs. Galvin and Tacopina specifically disclaims beneficial ownership of the shares of Common Stock held by TAG, except to the extent of each of their pecuniary interest therein, and this shall not be deemed to be an admission that Messrs. Galvin and Tacopina are the beneficial owner of such shares of Common Stock.

(5)
Includes 3,327,266 shares held by SMA Development Group, LLC, an entity controlled by Mr. Armstrong. Mr. Armstrong specifically disclaims beneficial ownership of the shares of Common Stock held by SMA Development Group, LLC, except to the extent of his pecuniary interest therein, and this shall not be deemed to be an admission that Mr. Armstrong is the beneficial owner of such shares of Common Stock.

(6)
Includes 381,137 shares held by Two Lake, LLC, an entity controlled by Mr. Magrane. Mr. Magrane specifically disclaims beneficial ownership of the shares held by Two Lake, LLC except to the extent of his pecuniary interest therein, and this shall not be deemed an admission that Mr. Magrane is the beneficial owner of such shares of stock.

(7)
Includes 194,909 shares held by Mr. Melton.  Does not include shares held by TAG. Mr. Melton and Ms. Strumingher each has a membership interest in TAG. Mr. Melton and Ms. Strumingher each specifically disclaims beneficial ownership of the shares of Common Stock held by TAG, except to the extent of their pecuniary interest therein, and this shall not be deemed to be an admission that either Mr. Melton or Ms. Strumingher is a beneficial owner of such shares of Common Stock.

(8)
Richard J. Lampen, a director of the Company, and J. Bryant Kirkland III, a director of the Company, serve as Executive Vice President and Vice President, respectively, of Vector Group Ltd. (“Vector”). Neither Mr. Kirkland nor Mr. Lampen has investment authority or voting control over the 3,508,519 shares of Common Stock owned by Vector.

(9)	Does not include shares of Common Stock held by Vector, as neither Mr. Kirkland nor Mr. Lampen has investment authority or voting control over the securities owned by Vector.

(10)
Includes (i) 408,750 shares of Common Stock held by Ladenburg and (ii) 1,044,583 shares of Common Stock issuable upon exercise of presently exercisable warrants held by Ladenburg. Mr. Lampen is the president and chief executive officer of Ladenburg Thalmann Financial Services Inc., the parent company and sole owner of Ladenburg. Accordingly, Mr. Lampen may be deemed to have investment authority and voting control over the securities owned by Ladenburg. Mr. Lampen specifically disclaims beneficial ownership of the shares of Common Stock held by Ladenburg, except to the extent of his pecuniary interest therein, and this shall not be deemed to be an admission that Mr. Lampen is the beneficial owner of such shares of stock.

(11)
Includes 1,333,332 shares that Mr. Galvin has the right to acquire at within 60 days upon exercise of stock options, including with regard to the Galvin Options. For a description of the Galvin Options, see the information set forth under the heading “Executive and Director Compensation - 2011 Option Grants” in Item 2.01, which is incorporated by reference.

(12)	Includes 16,666 shares that Mr. Tacopina has the right to acquire at within 60 days upon exercise of stock options.

(13)	Includes 116,666 shares that Mr. Armstrong has the right to acquire at within 60 days upon exercise of stock options.

(14)	Includes 20,833 shares that Mr. Magrane has the right to acquire at within 60 days upon exercise of stock options.

(15)	Includes 20,833 shares that Mr. Melton has the right to acquire at within 60 days upon exercise of stock options.

(16)	Includes 20,833 shares that Mr. Kirkland has the right to acquire at within 60 days upon exercise of stock options.

(17)	Includes 16,666 shares that Mr. Lampen has the right to acquire at within 60 days upon exercise of stock options.

(18)	Includes 333,334 shares that Mr. Wasserman has the right to acquire at within 60 days upon exercise of stock options.

(19)	Includes 100,000 shares that Ms. Strumingher has the right to acquire at within 60 days upon exercise of stock options.

(20)	Includes 5,595 shares held by Mr. Kirkland.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), SG Building’s audited financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 and SG Building’s unaudited financial statements for the six-month interim period ended September 30, 2011 and September 30, 2010 are filed in this Current Report on Form 8-K as Exhibit 99.1.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), our pro forma financial statements are filed in this Current Report on Form 8-K as Exhibit 99.2.

(c) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit	Description

2.01
Merger Agreement and Plan of Reorganization, dated July 27, 2011, by and among CDSI Holdings Inc., CDSI Merger Sub, Inc., SG Blocks, Inc. and Certain Stockholders of SG Blocks, Inc. incorporated herein by reference to Exhibit 2.01 to the Current Report on form 8-K as filed by SG Blocks, Inc. (fka CDSI Holdings Inc.) with the Securities and Exchange Commission on August 2, 2011.

3.01
Amended and Restated Certificate of Incorporation of SG Blocks, Inc. (fka CDSI Holdings Inc.), incorporated herein by reference to Exhibit 3.01 to the Current Report on form 8-K as filed by SG Blocks, Inc. (fka CDSI Holdings Inc.) on November 10, 2011.

3.02	Amended and Restated Bylaws of SG Blocks, Inc. (fka CDSI Holdings Inc.), incorporated herein by reference to Exhibit 3.2 to the Company’s Registration Statement on Form SB-2A (filed on May 05, 2009).

10.01
2011 Incentive Stock Plan, incorporated herein by reference to Exhibit 4.1 to the Current Report on form 8-K as filed by SG Blocks, Inc. (fka CDSI Holdings Inc.) with the Securities and Exchange Commission on August 2, 2011.

10.02
Form of Company Indemnification Agreement dated, November 7, 2011, between SG Blocks, Inc. and each of Paul Galvin, Joseph Tacopina, Stevan Armstrong, J. Scott Magrane, Christopher Melton, J. Bryant Kirkland III, Richard J. Lampen, Jennifer Strumingher, and Brian Wasserman.  Incorporated herein by reference to Exhibit 10.02 to the Current Report on form 8-K as filed by SG Blocks, Inc. (fka CDSI Holdings Inc.) on November 10, 2011.

10.03
Employment Agreement, dated October 26, 2010, between Paul Galvin and SG Building Blocks, Inc. (fka SG Blocks, Inc.).  Incorporated herein by reference to Exhibit 10.03 to the Current Report on form 8-K as filed by SG Blocks, Inc. (fka CDSI Holdings Inc.) on November 10, 2011.

10.04
Employment Agreement, dated October 26, 2010, between Stevan Armstrong and SG Building Blocks, Inc. (fka SG Blocks, Inc.).  Incorporated herein by reference to Exhibit 10.04 to the Current Report on form 8-K as filed by SG Blocks, Inc. (fka CDSI Holdings Inc.) on November 10, 2011.

10.05
Employment Agreement, dated October 26, 2010, between Jennifer Strumingher and SG Building Blocks, Inc. (fka SG Blocks, Inc.).  Incorporated herein by reference to Exhibit 10.05 to the Current Report on form 8-K as filed by SG Blocks, Inc. (fka CDSI Holdings Inc.) on November 10, 2011.

10.06*	Consulting Agreement, dated November 7, 2011 between SG Blocks, Inc., BAW Holdings Corp. and Brian Wasserman.

16.01
Letter from Becher Della Torre Gitto & Company PC to the Securities and Exchange Commission, dated November 9, 2011.  Incorporated herein by reference to Exhibit 16.01 to the Current Report on form 8-K as filed by SG Blocks, Inc. (fka CDSI Holdings Inc.) on November 10, 2011.

17.01
Resignation Letter of Glenn L. Halpryn, dated October 19, 2011.  Incorporated herein by reference to Exhibit 17.01 to the Current Report on form 8-K as filed by SG Blocks, Inc. (fka CDSI Holdings Inc.) on November 10, 2011.

17.02
Resignation Letter of Robert Lundgren, dated October 19, 2011.  Incorporated herein by reference to Exhibit 17.02 to the Current Report on form 8-K as filed by SG Blocks, Inc. (fka CDSI Holdings Inc.) on November 10, 2011.

99.01*	SG Building Blocks, Inc. (fka SG Blocks, Inc.) financial statements for the fiscal years ended December 31, 2010 and 2009 and for the six months ended June 30, 2011 and 2010 (unaudited).

99.02*
Unaudited pro forma condensed combined balance sheet as of June 30, 2011 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and six months ended June 30, 2011.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2011
SG BLOCKS, INC.

	By:	/s/ Brian Wasserman
		Name:	Brian Wasserman
		Title:	Chief Financial Officer